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                                                                    EX. 10.2(g)


                                                    BANK ONE, ARIZONA, NA
                                                    P.O. BOX 71, DEPT. AZ1-1178
                                                    PHOENIX, AZ 85001-0071

BANK ONE                                            May 7, 1997


Schuff Steel Company
P.O. Box 39670
Phoenix, AZ 85069

Re: Revolving Line of Credit Note in the principal amount of $6,500,000.00, dated June 30, 1995 ("Loan") made pursuant to Revolving Line of Credit Loan Agreement (Accounts Receivable and Inventory), dated June 30, 1995, as modified ("Loan Agreement") between SCHUFF STEEL COMPANY, an Arizona corporation ("Borrower") and Bank One, Arizona, NA ("Bank")


Gentlemen:

The Loan Agreement shall be modified as follows:

1. The last sentence of Section 1.2 of the Loan Agreement is modified to read in its entirety as follows:

        Notwithstanding anything in this paragraph to the contrary, and until July 31, 1997, Borrower shall be entitled to Advances of the Loan of at least $2,500,000.00 regardless of the Borrowing Base calculation. After July 31, 1997, Borrower shall be entitled to Advances of the Loan of at least $1,000,000.00, regardless of the Borrowing Base calculation.

All other terms and conditions of the Loan, including the Loan Agreement and all other agreements, documents and instruments evidencing, securing, or otherwise relating to the Loan (collectively, "Loan Documents") shall remain in full force and effect.

If the foregoing terms of this Letter Agreement meet with your approval, please sign where indicated below, have the Consent of Guarantor(s) executed by the guarantors, and return a fully executed copy to the Bank to the attention of Brad Richards.


                                        BANK ONE, ARIZONA, NA

                                        By  /s/ Brad Richards
                                          -----------------------------
                                          Brad Richards, Vice President

CONSENTED AND AGREED TO:

"Borrower"

SCHUFF STEEL COMPANY,
an Arizona corporation

By  /s/ David A. Schuff
  -------------------------
  David A. Schuff, Chairman


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